EX-4.19

                          WAIVER AND AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT

        THIS WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT, effective as of May __, 2007 (the "AMENDMENT"), is entered into by and between Summit Global Logistics, Inc., a Delaware corporation, formerly known as Aerobic Creations, Inc. ("COMPANY"), and Investors constituting at least the Required Holders. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as hereinafter defined).

        WHEREAS, pursuant to a Securities Purchase Agreement (Notes and Warrants), dated as of November 8, 2006 by and among Maritime Logistics US Holdings Inc., a Delaware corporation, the Company (pursuant to that certain Joinder Agreement dated as of November 8, 2006) and the Buyers, the Company sold to each Buyer (i) Notes and (ii) Warrants and in connection therewith the
Company and the Buyers entered into the Registration Rights Agreement ("REGISTRATION RIGHTS AGREEMENT").

        WHEREAS, in exchange for the waiver of certain existing events of default and certain amendments that are beneficial to the Company, the Company has agreed to amend the Notes;

        WHEREAS, in connection with the amendment of the Notes and the sale of the New Notes and New Warrants (as defined below), the Company has requested that the Investors enter into this Amendment to amend the Registration Rights Agreement in certain respects as provided herein, waive certain penalties relating to an Effectiveness Failure (the Company's failure to cause the Registration Statement to be declared effective by the SEC no later than the Effectiveness Deadline);

        WHEREAS, in exchange for this Amendment, the Company has agreed to issue to the Investors certain additional secured convertible notes (of like tenor to the Notes as amended);

        WHEREAS, the signatures of the Required Holders (the Investors holding of at least a majority of the Registrable Securities) are required to effect the waiver and amend the Registration Rights Agreement as provided herein and whereas each of the signatories hereto, representing at least the Required Holders, have agreed to effect such waiver and amend the Registration Rights Agreement as provided herein; and

        WHEREAS, the Company also wishes to raise additional capital through the sale of additional secured convertible notes and warrants (of like tenor to the Notes as amended and the warrants, the "New Notes" and "New Warrants," respectively).

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. AMENDMENTS TO REGISTRATION RIGHTS AGREEMENT. The parties hereto agree as follows, effective as of the date hereof:

        (a) All references to Aerobic Creations, Inc. or ShellCo shall hereafter be a reference to Summit Global Logistics, Inc.

        (b) That the definition of the term "Notes" for the purposes of the Registration Rights Agreement shall mean (i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Notes", as defined in the Registration Rights Agreement prior to giving effect to this Amendment and (ii) in respect of the period from and after the date hereof, (A) the "Notes", as defined in the Registration Rights Agreement prior to giving effect to this Amendment, as such Notes are amended and restated (B) the New Notes, (C) the secured convertible notes issuable pursuant to Section 3 hereof and (D) the convertible notes issued in connection with the amendment to the registration rights agreement relating to the Common Stock.

        (c) That the definition of term "Warrants" for the purposes of the Registration Rights Agreement shall mean (i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Warrants", as defined in the Registration Rights Agreement prior to giving effect to this Amendment and (ii) in respect of the period from and after the date hereof, the "Warrants", as defined in the Agreement prior to giving effect to this Amendment plus the New Warrants.

        (d) Section 1(f) of the Registration Rights Agreement is hereby amended and restated in its entirety by deleting the first sentence therefrom in its entirety and substituting the following sentence in lieu thereof:

               "EFFECTIVENESS DEADLINE" means, after the date hereof, the date that is (i) 90 days after the date on which the Registration Statement or an amendment thereto is next filed with the SEC provided that such Registration Statement or amendment is next filed with the SEC within 30 days after the date of the Amendment or (ii) 90 days after the date of the Amendment if the Registration Statement or an amendment thereto is not next filed with the SEC within 30 days after the date the Amendment.

        (e) Section 2(d) of the Registration Rights Agreement is hereby amended by adding the following two paragraphs as the fourth and fifth subparagraphs respectively:

               "Fourth, if the exclusion of 130% of the number of shares of Common Stock issuable upon the exercise of Warrants and the Common Warrants included in such Registration Statement is insufficient to meet the reduction required by the SEC, then 130% of the number of shares issuable upon conversion of the Notes shall be reduced (such reduction allocated pro rata among the holders thereof) until the first to occur of (i) the reduction required by the SEC is effected or (ii) the number of shares is reduced to 100% of the shares issuable upon the conversion of the Notes.

               Fifth, if the exclusion of shares issuable upon the conversion of the Notes pursuant to the previous paragraph is insufficient to meet the reduction required by the SEC, then (i) the number of shares issuable upon the conversion of the Notes and (ii) the shares of Common Stock included in the Registrable Securities which have not otherwise been reduced shall be reduced (such reduction allocated pro rata among the holders of the



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

        Notes and such holders of Common Stock) until the reduction required by the SEC is effected."

        SECTION 2. WAIVER. Each of the Investors signatory hereto hereby waives, on their behalf and as the Required Holders on the behalf of all Investors, any Effectiveness Failure existing as of the date hereof and any and all penalties or payments relating thereto. This waiver is and shall be effective solely for the existing Effectiveness Failure and any and all penalties or payments relating thereto and is not and shall not be applicable to any Effectiveness Failure hereafter occurring.

        SECTION 3. NOTE ISSUANCE. In consideration for this Amendment, the Company shall promptly issue to the Investors (pro rata among the Investors based upon the principal amount of Notes held by such Investors) secured convertible notes of the Company in an aggregate principal amount of $2,000,000 for no additional consideration.

        SECTION 4. MISCELLANEOUS.

        (a) Any transferee or assignee of Registrable Securities shall be subject to the terms hereof, and as a condition to each such transfer or assignment, each Investor agrees to require each of its transferees or assignees to agree in writing to be subject to the Registration Rights Agreement, as amended by this Amendment.

        (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Registration
Rights Agreement or any right, power or remedy thereunder, nor constitute a waiver of any provision of the Registration Rights Agreement or any other document, instrument and/or agreement executed or delivered in connection therewith.

        (c) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein and in the Registration Rights Agreement in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

        (d) This Amendment and the Registration Rights Agreement may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Registration Rights Agreement. This Amendment shall be considered part of the Registration Rights Agreement.

        (e) This Amendment and the Registration Rights Agreement constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof, may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto and supersede all other prior agreements and understandings, if any, relating to the subject matter hereof. There are no unwritten oral agreements between the parties with respect to the subject matter hereof or thereof.

        (f) The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the choice of law provisions set forth in the Registration Rights Agreement.

        (g) The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group in respect of such obligations or the transactions contemplated hereby and the Company acknowledges that the Holders are not acting in concert or as a group in respect of such obligations or the transactions contemplated by this Amendment or the Registration Rights Agreement. Each Holder confirms that it has independently participated in the negotiation of the transaction contemplated by this Amendment and the Registration Rights Agreement with the advice of its own counsel and advisors, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Holder, and that it is not acting in concert with any other Holder in making its purchase of Securities hereunder or in monitoring its investment in the Company. The Holders and, to its knowledge, the Company agree that no action taken by any Holder pursuant hereto or to Registration Rights Agreement, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity or group, or create a presumption that the Holders are in any way acting in concert or would deem such Holders to be members of a "group" for purposes of Section 13(d) of the 1934 Act. The Holders each confirm that they have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. The Company has elected to provide all Holders with the same terms and this Amendment for the convenience of the Company and not because it was required or requested to do so by any of the Holders. The Company acknowledges that such procedure in respect of the Amendment in no way creates a presumption that the Holders are in any way acting in concert or as a "group" for purposes of Section 13(d) of the 1934 Act in respect of this Amendment or the transactions contemplated hereby. Except as otherwise set forth herein or in the Transaction Documents (as defined in the Securities Purchase Agreement), each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, or out of the Registration Rights Agreement, its Note, its Warrant and the right of set-off under the Guaranties, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.



                      REMAINDER OF PAGE INTENTIONALLY BLANK



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


                              SIGNATURE  PAGE TO WAIVER AND  AMENDMENT  NO. 1 TO
                                                   REGISTRATION RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


COMPANY:
                                   SUMMIT GLOBAL LOGISTICS, INC.
                                   formerly known as Aerobic Creations, Inc.)

                                   By: _________________________________________
                                       Name:
                                       Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                         SILVER OAK CAPITAL, L.L.C.

                                         By:____________________________________
                                            Name:
                                            Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       ALEXANDRA GLOBAL MASTER FUND LTD

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                       BAY HARBOUR MASTER, LTD.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       BAY HARBOUR 90-1, LTD.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       BHCO MASTER, LTD.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                       INSTITUTIONAL BENCHMARK

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       MSS DISTRESSED & OPP. 2

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       CAMOFI MASTER LDC

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       CREDIT SUISSE SECURITIES (USA) LLC

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       DIAMOND OPPORTUNITY FUND, LLC

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       EVOLUTION MASTER FUND LTD SPC,
                                       SEGREGATED PORTFOLIO M

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       GOTTBETTER CAPITAL MASTER, LTD.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       HARVEST CAPITAL, LP

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       HARVEST OFFSHORE INVESTORS, LTD.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       TE HARVEST PORTFOLIO, LTD.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       JMG CAPITAL PARTNERS, LP

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       JMG TRITON OFFSHORE FUND, LTD

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       SHOSHONE PARTNERS, L.P.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT




HOLDERS:
                                       KNOTT PARTNERS, L.P.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT




HOLDERS:
                                       FINDERNE LLC

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT




HOLDERS:
                                       MULSANNE PARTNERS, L.P.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       MATTERHORN OFFSHORE FUND LTD.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       COMMONFUND HEDGED EQUITY COMPANY

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                       GOOD STEWARD TRADING CO. S.P.C.

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       RADCLIFFE SPC, LTD. FOR AND
                                       ON BEHALF OF THE CLASS A
                                       SEGREGATED PORTFOLIO

                                       By:____________________________________
                                          Name:
                                          Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                       WOLVERINE CONVERTIBLE
                                       ARBITRAGE TRADING, LIMITED

                                       By:____________________________________
                                          Name:
                                          Title: